Exhibit 10.6

SECOND AMENDMENT

TO THE PRIME VENDOR AGREEMENT

___________________________

This Second Amendment to the Prime Vendor Agreement (the “Second Amendment”) is made and entered into by and between Dougherty's Holdings, Inc. (“Buyer”) and Cardinal Health 110, LLC and Cardinal Health 411, Inc. (collectively referred to herein as “Cardinal Health”).

Recitals

WHEREAS, Cardinal Health and Buyer are parties to that certain Prime Vendor Agreement that was effective as of May 1, 2014 (hereinafter “Agreement”); and

WHEREAS, the parties entered into that certain First Amendment to the Agreement that was effective May 1, 2015 (the “First Amendment”); and

WHEREAS, Cardinal Health and Buyer desire to amend the Agreement as set forth in this Second Amendment.

Statement of Agreement

NOW, THEREFORE, in return for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                 Capitalized Terms. All capitalized terms used in this Second Amendment not otherwise defined herein shall have the same meaning as is ascribed to them in the Agreement.

2.                 Pricing Matrix.  The Pricing Matrix set forth in Exhibit B to the Agreement, as replaced in the First Amendment, is hereby deleted in its entirety and a new Pricing Matrix is hereby added to the Agreement in the form attached to this Second Amendment as Attachment 1. Furthermore, the parties hereby acknowledge and agree that the revised Pricing Matrix set forth in Attachment 1 to this Second Amendment shall be effective for all purchases made by the Buyer under the Agreement on or after the effective date of this Second Amendment.

3.                Effectiveness. To the extent provided herein, this Second Amendment supersedes or modifies any inconsistent provision of the Agreement.

4.               No Other Changes. Except as amended by the provisions in this Second Amendment, the Agreement shall remain in full force and effect.

5.               Second Amendment Effective Date. This Second Amendment is effective as of July 1, 2015.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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6.       Counterparts. This Second Amendment may be executed in counterparts, each of which is deemed to be an original, and together all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have agreed to the foregoing:

Dougherty's Holdings, Inc.	Cardinal Health 110, LLC
16250 Knoll Trail Drive, Suite 102, Dallas, TX, 75248	7000 Cardinal Place
Dublin, Ohio 43017
Telecopy _________________________	Telecopy: (614) 757-6000

By: /s/ Mark Heil	By: /s/ Robert Clift
Title: President	Title: Director of Sales
Date: July 23, 2015	Date: 7-23-15

Account Number __________________	Cardinal Health 411, Inc.
7000 Cardinal Place
Dublin, Ohio 43017
Telecopy: (614) 757-6000

By: /s/ Robert Clift
Title: Director of Sales
Date: 7-23-15

____________________

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Attachment 1

Pricing Matrix

Purchase Price

Subject to Buyer’s compliance with Section 5 of the Agreement, Buyer will be entitled to purchase branded Rx Products from Cardinal Health (that are not Specially Priced Merchandise or subject to a Manufacturer Contract) for Buyer’s Pharmacies at a purchase price equal to Cardinal Health’s Cost minus the applicable percentage set forth in the matrix below:

Average Monthly Net Purchases	Discount [***]	Discount [***]	Discount [***]	Discount [***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

At the end of each calendar quarter the Agreement is in effect, Cardinal Health will evaluate Buyer’s average monthly Net Purchases during the calendar quarter. If Buyer’s average monthly Net Purchases during the quarter entitles Buyer to purchase branded Rx Products at a lower (or higher) purchase price according to the foregoing matrix than Buyer was invoiced during the quarter, then prospective adjustments to the invoiced purchase price will be made beginning as of the first day of the second month following the end of the quarter measured.

Buyer’s Purchase Price

Based on Buyer’s representation that: (i) Buyer’s aggregate monthly Net Purchases from Cardinal Health under the Agreement shall be at least [***], and (ii) Buyer’s aggregate monthly Net Purchases under the Agreement of generic Rx Products through the Generic Source Program shall equal at least [***], each of the Buyer's individual Pharmacy locations will initially be invoiced at Cardinal Health's Cost Minus the applicable percentage in the [***] pricing tier set forth in the pricing matrix above. For example, if a given Pharmacy location pays in accordance with the [***] payment terms, the Buyer's initial purchase price for the Pharmacy location shall be [***].

Exceptions to the Foregoing Pricing

Notwithstanding the foregoing, as set forth in Section 4 of the Agreement, the purchase price for Specially Priced Merchandise shall not be based upon Cardinal Health’s [***] pricing in accordance with this Pricing Matrix, but instead will be net-billed in accordance with the terms and conditions established by Cardinal Health (including applicable mark-up) for such Merchandise. As also set forth in Section 4 of the Agreement, the purchase price of Merchandise that is subject to a Manufacturer Contract will equal Buyer’s contract price for the applicable Merchandise as set forth in the Manufacturer Contract.

GPO Administrative Fees

The pricing specified in the Pricing Matrix above does not reflect any administrative fees for membership in any group purchasing organization (a “GPO”). If Buyer or any Pharmacy affiliates with a GPO, the appropriate administrative fee will be added to the percentages specified in the Pricing Matrix.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Monthly Source Rebate

In General.  Subject to the limitations set forth below:

Cardinal Health shall pay the Buyer a monthly rebate (the “Monthly Source Rebate”) based on the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program during the applicable calendar month, including, but not limited to, those generic Rx Products purchased through the Generic Source Program. The Monthly Source Rebate shall be calculated by Cardinal Health for each full calendar month the Agreement is in effect and shall be provided by Cardinal Health to the Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties. The amount of a given Monthly Source Rebate shall be determined as follows:

If the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program are less than [***] of [***] (the Buyer’s “Monthly Source Compliance”), the Buyer’s Monthly Source Rebate shall equal [***] of the Buyer’s retail Pharmacies’ aggregate Net Purchases through the Source Program during the applicable month.

However, if the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program during the applicable month are [***] or greater of the Buyer's retail Pharmacies' aggregate Net Purchases of Rx Products from Cardinal Health under the Agreement during the same month (the Buyer's "Monthly Source Compliance"), the Buyer’s Monthly Source Rebate for the month shall be determined in accordance with the following table:

Retail Pharmacies' Monthly Net Purchases Through the Source Program	Monthly Source Rebate (As a Percentage of the Buyer’s Retail Pharmacies’ Net Purchases through the Source Program During the Applicable Month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In calculating a given Monthly Source Rebate, the percentages set forth in the rebate tiers above shall be cumulative. For example, the portion of the Pharmacies' Monthly Source Rebate for the first [***] purchased through the Source Program during the applicable month shall equal [***] (or [***]), and the portion of a Monthly Source Rebate for those purchases through the Source Program from [***] through [***] shall equal [***] (or [***]). Therefore, if the Pharmacies' aggregate Net Purchases through the Source Program equaled [***]during a given month, the Monthly Source Rebate would equal [***].

Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products may be excluded from the calculation of the Monthly Source Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Disclosure. The Monthly Source Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

Monthly Source Compliance Rebate

In General. Subject to the limitations set forth below, in addition to the Monthly Source Rebate, Cardinal Health shall pay the Buyer an additional rebate (the “Monthly Source Compliance Rebate”) for any calendar month in which the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program equals at least [***] of the Buyer’s retail Pharmacies’ aggregate Net Purchases of Rx Products under the Agreement (the Buyer’s “Monthly Source Compliance”). The Additional Monthly Source Rebate shall be calculated by Cardinal Health for each full calendar month the Agreement is in effect and shall be provided by Cardinal Health to the Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties. The amount of a given Monthly Source Compliance Rebate shall be determined in accordance with the following table.

Buyer’s Monthly Source Compliance	Monthly Source Compliance Rebate* (As a Percentage of the Buyer’s Retail Pharmacies’ Net Purchases through the Source Program During the Applicable Month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*Rebate is not cumulative

Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products may be excluded from the calculation of the Monthly Source Compliance Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

Disclosure. The Monthly Source Compliance Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

Leader Brand Product Rebate

In General. If Buyer's aggregate Net Purchases of Leader Brand products by all Pharmacy locations equals at least [***] during a given calendar quarter, Cardinal Health shall pay Buyer a rebate (the "Leader Brand Product Rebate") based on Buyer's aggregate Net Purchases of Leader Brand products during the applicable calendar quarter by all Pharmacy locations. The Leader Brand Product Rebate shall be calculated by Cardinal Health for each full calendar quarter the Agreement is in effect and shall be provided by Cardinal Health to Buyer, if applicable, within [***] days after the end of the applicable quarter in the form of a credit memorandum to be used by Buyer towards future purchases of Merchandise under the Agreement. The amount of a given Leader Brand Product Rebate shall be determined in accordance with the following table:

Quarterly Net Purchases of Leader Brand Products	Leader Brand Product Rebate* (As a % of Buyer's Aggregate Net Purchases of Leader Brand Product Purchases During the Quarter)
[***]	[***]
[***]	[***]
[***]	[***]

*Rebate is not cumulative

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Disclosure. The Leader Brand Product Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

Additional Monthly Source Rebate

In General. Subject to the limitations set forth below, in addition to the Monthly Source Rebate and the Monthly Source Compliance Rebate, Cardinal Health shall pay the Buyer an additional rebate (the “Additional Monthly Source Rebate”) for any calendar month in which the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program equals at least [***] of the Buyer’s retail Pharmacies’ aggregate Net Purchases of Rx Products under the Agreement (the Buyer’s “Monthly Source Compliance”). The Additional Monthly Source Rebate shall be calculated by Cardinal Health for each full calendar month the Agreement is in effect and shall be provided by Cardinal Health to the Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties. The amount of a given Additional Monthly Source Rebate shall equal [***].

Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products may be excluded from the calculation of the Additional Monthly Source Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

Disclosure. The Additional Monthly Source Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

One Time Rebate

Provided that the Buyer’s aggregate Net Purchases of Merchandise under the Agreement equals at least [***] from the period beginning July 1, 2015 through July 31, 2015, Cardinal Health shall pay the Buyer a rebate on such purchases in the amount of [***] (the “One Time Rebate”). As applicable, Cardinal Health shall pay the One Time Rebate to the Buyer within [***] days after July 31, 2015, in the form of a check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.

The One Time Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by the Buyer under the Agreement from July 1, 2015 through July 31, 2015. Cardinal Health and the Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)). In this regard, the Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by the Buyer.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Repayment of the Prior Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate

Buyer and Cardinal Health were parties to that certain First Amendment which was effective as of May 1, 2015 (the “First Amendment”). Under the First Amendment, Cardinal Health paid the Buyer a Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate in the amount of [***] (the “First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate”) on the Buyer’s future purchases of merchandise from Cardinal Health under the Agreement. The First Amendment obligated the Buyer to repay to Cardinal Health the unearned portion of the First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate if the Agreement was terminated prior to the date upon which Buyer fully earned the First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate in accordance with the terms of the First Amendment and the Agreement, as applicable. The parties hereby acknowledge and agree that as of the Effective Date of this Second Amendment, [***] of the First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate remains unearned by the Buyer, and the parties desire to confirm the Buyer’s repayment obligations with respect to such unearned amount. It is the parties’ intention that the Buyer shall continue to earn the First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate on the basis of the Buyer’s purchases from Cardinal Health under the Agreement.

Therefore, notwithstanding any other provision in this Second Amendment or the Agreement, if applicable, if the Agreement is terminated for any reason prior to April 30, 2018, the Buyer shall repay to Cardinal Health the unearned portion of the First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate, which amount shall be determined by calculating the difference between [***] and the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by Buyer under the Agreement through the effective date of termination (the “First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate Repayment Amount”). If applicable, the Buyer shall pay such First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate Repayment Amount to Cardinal Health within [***] days after the effective date of such termination. The parties agree, and Buyer acknowledges, that the First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate Repayment Amount has been negotiated in good faith and is not intended as a penalty.

Disclosure. The First Amendment Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate Repayment Amount constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by the Buyer and/or each Pharmacy.

____________________

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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